SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ( ) Filed by a Party other than the Registrant (X )

Check the appropriate box:

(X) Preliminary Proxy Statement         ( ) Confidential, for Use of the Commission Only
( ) Definitive  Proxy Statement             (as permitted by Rule 14c-6(e)(2)
( ) Definitive Additional Materials     ( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

-------------------------------------------------------------------------------------------------------------------

                               FBR Family of Funds

-------------------------------------------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
Keith T. Robinson, Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)     No fee required.
( )     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)     Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------
(2)     Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------
(3)     Per unit  price  or other  underlying  value  of  transaction  computed pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

-------------------------------------------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------------------------------------------
(5)     Total fee paid:

-------------------------------------------------------------------------------------------------------------------
(  )     Fee paid with preliminary materials.
(  )     Check box if any part of the fee is offset as provided by Exchange  Act
         Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify  the  previous  filing by  registration statement  number,  or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:

          -----------------------------------------------------------------------------------------------------------
         (2)    Form, Schedule or Registration Statement No.:

          -----------------------------------------------------------------------------------------------------------
         (3)    Filing Party:

          -----------------------------------------------------------------------------------------------------------
         (4)    Date Filed:

                               FBR Family of Funds
                                  Potomac Tower
                          1001 Nineteenth Street North
                            Arlington, Virginia 22209
                                 1-888-888-0025
                             http://www.fbrfunds.com

                                ----------------
                            FBR Small Cap Value Fund
                                ----------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held Thursday, June 1, 2000


To the shareholders of the FBR Small Cap Value Fund:

         Notice is hereby given that a special meeting of shareholders of the FBR Small Cap Value Fund (the "Fund") of the FBR Family of Funds (the "Trust") will be held at 2:00 p.m., New York time, on Thursday, June 1, 2000 at the office of Friedman, Billings, Ramsey Group, Inc., Potomac Tower, 1001 Nineteenth Street North, 6th Floor, Roosevelt Conference Room, Arlington, Virginia 22209, or as adjourned from time to time (the "Meeting"), for the purposes listed below. The Meeting will be held:

          I.   To approve a new Sub-Advisory Agreement; and

          II. To transact such other business as may properly come before the Meeting.

         After careful consideration, the Trustees of the Trust unanimously approved Proposal I above and recommend that shareholders vote "FOR" that proposal.

         The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on April 14, 2000 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of the Fund is entitled to one vote with respect to the proposal, with fractional votes for fractional shares.

         Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.


                                        By Order of the Board of Trustees,



                                        W. Bart Sanders, Secretary

Arlington, Virginia
April 24, 2000


YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                               FBR Family of Funds
                                  Potomac Tower
                          1001 Nineteenth Street North
                            Arlington, Virginia 22209
                                 1-888-888-0025
                             http://www.fbrfunds.com


                                ----------------
                            FBR Small Cap Value Fund
                                ----------------



                                ----------------
                                 PROXY STATEMENT
                                ----------------



                         Special Meeting of Shareholders
                        To be held Thursday, June 1, 2000

         This proxy statement and enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of the FBR Family of Funds (the "Trust") for use at a special meeting of shareholders of the FBR Small Cap Value Fund (the "Fund") to be held at 2:00 p.m., New York time, on Thursday, June 1, 2000 at the offices of Friedman, Billings, Ramsey Group, Inc., Potomac Tower, 1001 Nineteenth Street North, 6th Floor, Roosevelt Conference Room, Arlington, Virginia 22209, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders of the Fund with respect to the proposal set forth in the accompanying notice. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about April 24, 2000.

         Shareholder Reports. Shareholders can find important information about the Fund in the Trust's annual report dated October 31, 1999, which previously has been furnished to shareholders. Shareholders may request another copy of this report by writing to the Trust at the above address, or by calling the telephone number above.

                                   PROPOSAL I.
                                APPROVAL OF A NEW
                             SUB-ADVISORY AGREEMENT

         Introduction. FBR Fund Advisers, Inc. ("FBR Fund Advisers"), a Delaware corporation located at Potomac Tower, 1001 Nineteenth Street North, Arlington, VA 22209, has served as the Fund's investment adviser since the Fund's inception on January 3, 1997. FBR Fund Advisers and its affiliates manage approximately $880 million for numerous clients, including the Trust, individuals, banks and thrift institutions, pension and profit sharing plans and trusts, estates and charitable organizations.

         FBR Fund Advisers serves as investment adviser to the Fund pursuant to an investment advisory contract dated December 31, 1996 (the "Advisory Agreement"), which was last approved by the Board of Trustees at its December 15, 1999 meeting. Charles T. Akre, Jr. has served as the portfolio manager to the Fund since the Fund's inception. Prior to ________, Mr. Akre served in such capacity as a Managing Director of FBR Fund Advisers. However, Mr. Akre recently formed Akre Capital Management, LLC ("ACM"), a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since _______, Mr. Akre has served as portfolio manager to the Fund as an independent contractor to FBR Fund Advisers.

         FBR Fund Advisers intends to enter into a sub-advisory agreement with ACM (the "Sub-Advisory Agreement") under which ACM will provide advisory services to the Fund. Under applicable law, the Sub-Advisory Agreement must be approved by shareholders of the Fund. Therefore, shareholders of the Fund are asked in Proposal I to approve the Sub-Advisory Agreement, a form of which is attached as Appendix A.

         If Proposal I is approved, FBR Fund Advisers will continue to serve as investment adviser to the Fund, and Mr. Akre will continue to serve as portfolio manager to the Fund, although he will no longer serve in such capacity as an independent contractor to FBR Fund Advisers. Instead, ACM will provide portfolio management services to the Fund as an investment sub-adviser in accordance with the terms of the Sub-Advisory Agreement.

         For more information about the management of the Fund, the investment advisory fees paid by the Fund during its last fiscal year, and other service providers, please see Appendix B.

         Description of the Sub-Advisory Agreement. Under the Sub-Advisory Agreement, ACM will be responsible for making investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by it in its discretion. ACM will be responsible for ensuring that it carries out its sub-advisory responsibilities in a manner consistent with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information, the Trust's charter documents, applicable laws, and such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to the Fund. ACM also will furnish such reports, evaluations, information or analyses to FBR Fund Advisers and the Trust in connection with ACM's responsibilities under the Sub-Advisory Agreement as the Trust or FBR Fund Advisers may request from time to time.

         Consistent with the requirements of applicable law, the Sub-Advisory Agreement provides that ACM generally is not liable to FBR Fund Advisers, the Trust, the Fund, or to any shareholder of the Fund for any error in judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement, or otherwise, except by reason of willful misfeasance, bad faith or negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

         The Sub-Advisory Agreement may be terminated by FBR Fund Advisers or ACM, without penalty, upon 60 days' prior written notice. In addition, the Sub-Advisory Agreement may be terminated by the Board or by a majority vote of the Fund's shareholders, without penalty, upon 60 days' prior written notice. The Sub-Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")).

         Under the Advisory Agreement, FBR Fund Advisers is entitled to an investment advisory fee equal to 0.90% of the Fund's average daily net assets on an annualized basis. This advisory fee, and total Fund operating expenses, will not change as a result of shareholders approving Proposal I. FBR Fund Advisers will continue to serve as investment adviser to the Fund, retain ultimate responsibility for the management of the Fund, and provide investment oversight and supervision. For ACM's services as investment sub-adviser, under the terms of the Sub-Advisory Agreement, FBR Fund Advisers (and not the Fund) will pay ACM the greater of (i) an annual fee equal to 0.40% of the Fund's average daily net assets (which shall be accrued daily and paid monthly), or (ii) $3,500.00 per month.

         Neither the Board nor FBR Fund Advisers anticipates that approval of the Sub-Advisory Agreement will cause any reduction in the quality or types of services now provided to the Fund or have any adverse effect on FBR Fund Advisers' ability to fulfill its obligations to the Fund. No change is anticipated in the investment philosophies and practices currently followed by the Fund.

         If the Sub-Advisory Agreement is approved by shareholders, it will take effect immediately. The Sub-Advisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees").

         Evaluation by the Board of Trustees. At the March 23, 2000 meeting of the Board, the Sub-Advisory Agreement was approved unanimously by the Trustees, including all of the Independent Trustees. The Board, advised by counsel, has determined that in approving the Sub-Advisory Agreement on behalf of the Fund, the Fund can best assure itself that the same level of services currently provided to the Fund by FBR Fund Advisers, and its officers and employees, will continue without interruption under Advisory Agreement and the Sub-Advisory Agreement. The Board believes that under the Agreements, the Fund will continue to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.

         In determining whether or not it was appropriate to approve the Sub-Advisory Agreement and to recommend approval to shareholders, the Board, including the Independent Trustees, considered various materials and representations provided by FBR Fund Advisers and ACM. In particular, the Trustees considered the following information: (1) FBR Fund Advisers' and ACM's representations that the same persons responsible for management of the Fund currently are expected to continue to manage the Fund under the Sub-Advisory Agreement, thus helping to ensure continuity of management; (2) that the investment advisory fees paid by the Fund and total Fund operating expenses will not be affected by implementation of the new Sub-Advisory Agreement; (3) the financial condition of FBR Fund Advisers and ACM, and the expertise of their personnel; (4) the nature and quality of the services currently rendered by FBR Fund Advisers, as well as the nature and quality of services expected to be rendered by ACM under the Sub-Advisory Agreement; (5) the fairness of the compensation payable to FBR Fund Advisers and ACM; (6) the results achieved by Mr. Akre for the Fund; and (7) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of FBR Fund Advisers and ACM.

         The Independent Trustees also considered that while ACM recently had registered as an investment adviser under the Advisers Act, Mr. Akre had extensive portfolio management experience, maintained a significant personal investment in the Fund (along with other family members), was continuing a long-term relationship with FBR Fund Advisers and the Trust, and had served as portfolio manager to the Fund since the Fund's inception.

         Based upon its review, the Board, including the Independent Trustees, determined that, by approving the Sub-Advisory Agreement, the Fund can best assure itself that the same level of investment advisory services currently provided to the Fund would continue without interruption under the Sub-Advisory Agreement. The Board, including the Independent Trustees, also determined that under the Advisory Agreement and the Sub-Advisory Agreement, the Fund would continue to receive high quality services at a cost that would be appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the Sub-Advisory Agreement and voted to recommend its approval by the Fund's shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SUB-ADVISORY AGREEMENT AS PROVIDED UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

         The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the person named in the accompanying proxy.

                               VOTING INFORMATION

         Proxy Solicitation. The costs of the Meeting, including the solicitation of proxies, will be paid by the Fund. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the internet or personal interview by officers or agents of the Fund. Shareholder Communications Corporation has been retained to assist with proxy solicitation activities (including assembly and mailing of materials to shareholders). To obtain the necessary representation at the Meeting, supplementary solicitations may be made at a cost not expected to exceed approximately $3,500. The Fund will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

         Shareholder Voting. Shareholders of record at the close of business on April 14, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

         As of the Record Date, [ ] shares of the Fund, representing the corresponding number of votes, were outstanding. As of March 31, 2000, the persons owning of record or beneficially 5% or more of the Fund are set forth in Appendix C.

         Timely, properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

         The presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund is required to constitute the necessary quorum to approve Proposal I at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

         Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on Proposal I without instructions from the beneficial owners of the Fund's shares.

         In the event that a quorum is present at the Meeting but sufficient votes to approve Proposal I are not received, the person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the person named as proxy will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against any such adjournment.

         Required Vote. Approval of Proposal I requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on Proposal I.

         Shareholder Proposals. The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.

         Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

         To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                      By Order of the Board of Trustees,



                                      W. Bart Sanders, Secretary
Arlington, Virginia
April 24, 2000

                                   APPENDIX A


                             SUB-ADVISORY AGREEMENT
                                     between
                             FBR FUND ADVISERS, INC.
                                       and
                          AKRE CAPITAL MANAGEMENT, LLC


         This AGREEMENT made as of the ___ day of _______, 2000, by and between FBR Fund Advisers, Inc., a Delaware corporation (the "Advisor"), and Akre Capital Management, LLC, a Delaware limited liability company (the "Sub-Advisor").

         WHEREAS, the FBR Family of Funds, a Delaware business trust (the "Trust"), is authorized to issue one or more series of shares of beneficial interest;

         WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Advisor and the Trust have entered into an Investment Advisory Agreement ("Primary Agreement") under which the Advisor is obligated to furnish investment advisory services to the Trust's series, and Section 1(c) of the Primary Agreement permits the Advisor to, from time to time, retain a sub-adviser to provide day-to-day portfolio management services to all or part of a series' investment portfolio;

         WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish day-to-day portfolio advisory services to the Trust's series listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Sub-Advisor represents that it is willing and possesses legal authority to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. Subject to the approval of the Trust's Board of Trustees (the "Board"), including a majority of the trustees who are not parties to this Agreement or "interested persons" of any such party ("Independent Trustees"), and each Fund's shareholders, the Advisor hereby appoints the Sub-Advisor to provide day-to-day advisory services to each Fund, or to such assets of each Fund as determined by the Advisor, for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services described herein for the compensation described herein.

2. Delivery of Documents. The Sub-Advisor has delivered to the Advisor copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to the Advisor any future amendments and supplements thereto, if any:

          (a) the Sub-Advisor's registration statement, and any amendments thereto, filed on Form ADV under the Investment Advisers Act of 1940, as amended ("Advisers Act"), as filed with the Securities and Exchange Commission (the "Commission");

          (b)  the Sub-Advisor's Trade Allocation Policy; and

          (c)  the Sub-Advisor's Code of Ethics and Insider Trading Policy.

3.        Sub-Advisory Services.

          (a) General. The Sub-Advisor hereby agrees to provide day-to-day portfolio advisory services to the Fund or Funds. The Sub-Advisor shall regularly provide investment advice to the Fund or Funds, or to the assets of any such Fund allocated to the Sub-Advisor by the Advisor, and shall continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Fund or Funds and, in furtherance thereof, shall, in a manner consistent with the investment objective and policies of each Fund as set forth in the Fund's then-current Prospectus and Statement of Additional Information:

               (i)  furnish a continuous investment program for each Fund;

               (ii) obtain and  evaluate  pertinent  economic,  statistical  and financial data, as well as other significant events and developments, which affect the economy generally, investment programs of each Fund, and the issuers of securities included in each Fund's portfolios and the industries in which each Fund engages, or which may relate to securities or other investments which the Sub-Advisor may deem desirable for inclusion in each Fund's portfolio;

               (iii)determine  which   securities   shall  be  included  in  the
                    portfolio of each Fund;

               (iv) in its  discretion and without prior  consultation  with the
                    Advisor, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

               (v) take, on behalf of each Fund, all actions the Sub-Advisor may deem necessary or appropriate in order to carry into effect such investment program and the Sub-Advisor's functions as set forth above.

          (b) Covenants. The Sub-Advisor shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) the Advisers Act; (v) other applicable laws; and
               (vi) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Sub-Advisor in writing by the Advisor or the Trust. The Sub-Advisor agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of each Fund by the Sub-Advisor shall at all times be subject to the supervision and review of the Advisor and the Trust's Board of Trustees.

          (c) Books and Records. The Sub-Advisor agrees that all records which it maintains for a Fund are the property of the Trust and agrees to promptly surrender any of such records to the Trust upon the Trust's or the Advisor's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Funds required to be preserved by such Rule and to keep all records required to be preserved by the Advisers Act.

          (d) Reports, Evaluations and other Services. The Sub-Advisor shall furnish reports, evaluations, information or analyses to the Advisor or the Trust with respect to the Funds and in connection with the Sub-Advisor's services hereunder as the Advisor or the Trust's Board of Trustees may request from time to time or as the Sub-Advisor may otherwise deem to be necessary or appropriate. The Sub-Advisor shall make recommendations to the Advisor or the Trust's Board of Trustees with respect to Trust policies, and shall carry out all policies that are adopted by the Board of Trustees. The Sub-Advisor shall, subject to review by the Advisor and the Board of Trustees, furnish such other services as the Sub-Advisor shall from time to time determine to be necessary or appropriate to perform its obligations under this Agreement. The Sub-Advisor shall cooperate fully with the Trust's independent auditors and with the Advisor in connection with any annual audit, the preparation of filings with the Commission, and in connection with any examination of the Trust or the Advisor by the Commission.

          (e) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Sub-Advisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or accounts advised by the Sub-Advisor. The Sub-Advisor will aggregate trades if, in the Sub-Advisor's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information.

               In the event that the Sub-Advisor aggregates any securities transactions as provided for above, the Sub-Advisor will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to each Fund and such other accounts of the Sub-Advisor.

          (f) Meetings: The Sub-Advisor will meet with the Advisor on a periodic basis, as reasonably requested by the Advisor, to review the responsibilities of each party and discuss any operational issues.

4.        Use of Sub-Advisory Performance Information.

          (a) With respect to each Fund for which the Sub-Advisor provides investment advisory service pursuant to this Agreement, the Sub-Advisor shall permit the Advisor and the Trust to include in the Trust's Prospectus and/or Statement of Additional Information performance figures relating to any private accounts and/or registered investment companies that have substantially similar investment objectives and policies to a Fund, provided that the inclusion of any such prior performance satisfies all applicable SEC rules, regulations, and interpretive positions.

          (b) Nothing herein shall prohibit the Sub-Advisor or any of its principals from using the name of a Fund, the Trust or the Advisor in a biographical description of the Sub-Advisor or its principals or prohibit the use of the performance of a Fund or the Trust (to the extent permissible under the U.S. federal and state securities laws and regulations) in sales literature, advertising material or other communications of the Sub-Advisor that describes the composite performance record of the Sub-Advisor or its principals.

5.        Representations and Warranties.

          (a) The Sub-Advisor hereby represents and warrants to the Advisor as follows:

               (i) The Sub-Advisor is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

               (ii) The Sub-Advisor is registered as an investment  adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Sub-Advisor shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

               (iii)The  Sub-Advisor  is not the  subject of any  administrative proceeding by any state, federal or other regulatory body.

               (iv) The  Sub-Advisor  at all times shall provide  service to the
                    Funds hereunder using its reasonable best judgment and efforts to carry out its obligations to the Funds hereunder.

               (v) The Sub-Advisor represents that it shall maintain at all times a fidelity bond with minimum coverage in an amount of not less than $1,000,000 and a deductible of not less than $50,000. The Sub-Advisor represents that it shall maintain at all times errors and omissions and directors and officers insurance with minimum coverage in an amount of not less than $3,000,000 and a deductible of not less than $50,000 per incident. The fidelity bond and insurance policies required by this section shall provide for cancellation notices to the Advisor. The Sub-Advisor shall bear the entire costs of maintaining the fidelity bond and insurance coverage required by this section. The Sub-Advisor shall provide to the Advisor on an annual basis copies of the fidelity bond and insurance policies required by this section. If, at any time during the term of this Agreement, the Sub-Advisor fails to maintain the minimum coverage amounts specified by this section, the Advisor may terminate this Agreement or amend the amount of compensation as specified in paragraph 6 of this Agreement.

          (b) The Advisor hereby represents and warrants to the Sub-Advisor as follows:

               (i) The Advisor is a corporation duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

               (ii) The Advisor is registered as an investment  adviser with the
                    Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Advisor shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

               (iii)The  Advisor  is  not  the  subject  of  any  administrative proceeding by any state, federal or any other regulatory body.

               (iv) The Advisor at all times shall provide  service to the Funds using its reasonable best judgement and efforts to carry out its obligations to the Funds.

               (v) To the extent that the Funds incur losses as a result of the Advisor's failure to adequately fulfill its duties to the Funds, the Advisor agrees that it shall be solely responsible to make the Funds whole.

6. Compensation. As compensation for the services which the Sub-Advisor is to provide pursuant to Paragraph 3, the Advisor shall pay to the Sub-Advisor the greater of (i) an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite each Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in a manner consistent with the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month, or (ii) $3,500 per month. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

7. Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are, may be, or may become, interested in the Sub-Advisor as directors, officers or otherwise, and that directors, officers and shareholders of the Sub-Advisor are, may be, or may become, similarly interested in the Trust.

8. Non-Exclusive Services; Limitation of Sub-Advisor's Liability. The services of the Sub-Advisor provided to each of the Funds are not to be deemed exclusive and the Sub-Advisor may render similar services to others and engage in other activities. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Advisor nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Advisor, the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Advisor, the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

9. Effective Date; Modifications; Termination. This Agreement shall become effective on _______ , 2000.

          (a) This Agreement shall continue in force for an initial term of two years from its effective date with respect to a Fund. Thereafter, this Agreement may be renewed as to each Fund for successive annual periods, provided that the Agreement is approved by the Trust's Board, including a majority of Independent Trustees.

          (b) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. Such a termination by the Advisor may be effected severally as to any particular Fund. In addition, this Agreement may be terminated by the Board of Trustees or, with respect to any Fund, by a majority vote of the Fund's shareholders, without penalty, upon 60 days' prior written notice. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability of Trustees and Shareholders. The Sub-Advisor acknowledges the following limitation of liability: The terms "FBR Family of Funds" and "Trustees" refer, respectively, to the Trust and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of the "FBR Family of Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

11. Certain Definitions. The terms "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

12. Independent Contractor. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust or the Advisor from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund or of the Advisor.

13. Structure of Agreement. This Agreement is between the Advisor and the Sub-Advisor and is separate and independent from any agreements between the Advisor and the Trust. The Sub-Advisor shall have no recourse against the Trust or any Fund of the Trust. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of the Advisor arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

         (a) any breach of any term of this Agreement regarding the Advisor with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

         (b) under no circumstances shall the Sub-Advisor have the right to set off claims relating to the services to a particular Fund by applying property of that particular Fund or any other Fund or account managed by the Sub-Advisor; and

         (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Advisor and Sub-Advisor.

         This Agreement is intended to govern only the relationships between the Advisor, on the one hand, and the Sub-Advisor, on the other hand, and (except as specifically provided above in this Paragraph 13) is not intended to and shall not govern (i) the relationship between the Trust and any Fund, (ii) the relationships among the respective Funds, or
         (iii) the relationship between the Advisor and the Trust or any of the Funds.

14. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

16. Notices. Notices of any kind to be given to the Advisor hereunder by the Sub-Advisor shall be in writing and shall be duly given if mailed or delivered to the Advisor at Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: W. Bart Sanders or at such other address or to such individual as shall be so specified by the Advisor, or if sent via facsimile, to the recipient's current facsimile number as contained in the sender's records. Notices of any kind to be given to the Sub-Advisor shall hereunder by the Advisor be in writing and shall be duly given if mailed or delivered to the Sub-Advisor at 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: Charles T. Akre, Jr. or at such other address or to such individual as shall be so specified by the Sub-Advisor, or if sent via facsimile, to the recipient's current facsimile number as contained in the sender's records. Notices shall be effective upon delivery.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.


FBR FUND ADVISERS, INC.                           AKRE CAPITAL MANAGEMENT, LLC



By:___________________________                     By: _________________________
   Name:                                               Name:
   Title                                               Title:

                                   Schedule A


         Name of Fund                                  Fee*

FBR Small Cap Value Fund                               0.40%



------------

*As a percentage of average daily net assets.

                                   APPENDIX B


Officers of the Trust

--------------------------------------------------------------------------------------------------------------------
                                                                         Principal Occupations During Last Five Years
Name, Age,and Address                   Position with Trust
--------------------------------------------------------------------------------------------------------------------
C. Eric Brugel, 36                      Trustee, Chairman of the         Chief Operating Officer of fbr.com, April
Potomac Tower                           Board, President                 1999 to present; Managing Director of
1001 Nineteenth Street North                                             Friedman, Billings, Ramsey & Co., Inc. from
Arlington, Virginia  22209                                               December 1993 to April 1999.
--------------------------------------------------------------------------------------------------------------------
Winsor H. Aylesworth, 52                Vice President and Treasurer     Portfolio Manager for FBR Fund Advisers
101 Federal Street, Suite 2130                                           since September 1998; President of
Boston, MA  02110                                                        GrandView Advisers, Inc. from 1994 to
                                                                         September 1998.
--------------------------------------------------------------------------------------------------------------------
W. Bart Sanders, 35                     Senior Vice President of Fund    Head Trader for FBR Fund Advisers.
Potomac Tower                           Operations and Secretary
1001 Nineteenth Street North
6th Floor
Arlington, Virginia  22209
--------------------------------------------------------------------------------------------------------------------


Investment Advisory Fees

         For its services, FBR Fund Advisers is entitled to a fee, accrued daily and paid monthly, equal to 0.90% of the Fund's average daily net assets on an annualized basis. However, under the terms of an expense limitation agreement between FBR Fund Advisers and the Trust, FBR Fund Advisers waives a portion of its investment advisory fees and assumes certain expenses of the Fund to the extent that the total operating expenses of the Fund exceed 1.95% of the Fund's average daily net assets. For the fiscal year ended October 31, 1999, FBR Fund Advisers was entitled to payment of investment advisory fees equal to $138,533, of which it waived $82,735, so that the Trust, on behalf of the Fund, paid $55,796 in net investment advisory fees to FBR Fund Advisers during that period. This expense limitation arrangement will remain in place until February 28, 2001, and then may continue from year to year thereafter in accordance with its terms.

Other Information

         Distributor. FBR Investment Services, Inc., Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the Fund's distributor. FBR Investment Services, Inc. is an affiliate of FBR Fund Advisers. During the fiscal year ended October 31, 1999, the Fund paid Friedman, Billings, Ramsey Group, Inc., an affiliate of FBR Investment Services, Inc., aggregate commissions of $40,061, representing 16.07% of the Fund's aggregate brokerage commissions paid.

         Administrator. Bear Stearns Funds Management Inc., 575 Lexington Avenue, New York, New York 10022, serves as the Fund's administrator.

                                   APPENDIX C

         As of March 31, 2000, the following person owned of record 5% or more of the Fund's shares:

-----------------------------------------------------------------------------------------------------------------
    Controlling Party or Principal Holder of
             Securities and Address                         Shares Owned                       % Owned
-----------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                   224,489.38%                         35.04%
Special Custody Account for Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104
-----------------------------------------------------------------------------------------------------------------

                                      PROXY

                               FBR FAMILY OF FUNDS

                            FBR Small Cap Value Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                             Thursday, June 1, 2000


         The undersigned hereby appoints W. Bart Sanders, as his/her attorney and proxy with full power of substitution to vote and act with respect to all shares of the Fund held by the undersigned at the special meeting of shareholders of the Fund to be held at 2:00 p.m., New York time, on June 1, 2000 at the offices of Friedman Billings Ramsey Group, Inc., Potomac Tower, 1001 Nineteenth Street North, 6th Floor, Roosevelt Conference Room, Arlington, Virginia 22209, or as adjourned from time to time (the "Meeting"), and instructs him to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote "FOR" the following proposal:

         I.       To approve a new Sub-Advisory Agreement.

                  [  ]     FOR       [  ]     AGAINST      [  ]     ABSTAIN

         This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

         Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.


                                 Dated _________________________, 2000


                                 ______________________________________________
                                 Name of Shareholder(s) -- Please print or type

                                 ______________________________________________
                                 Signature(s) of Shareholder(s)

                                 ______________________________________________
                                 Signature(s) of Shareholder(s)


         This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.